UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): July 29, 2021

CUSTOM TRUCK ONE SOURCE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38186	84-2531628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7701 Independence Avenue Kansas City, Missouri		64125
(Address of principal executive offices)		(Zip code)
(816) 241-4888
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, $0.0001 par value	CTOS	New York Stock Exchange
Redeemable warrants, exercisable for Common Stock, $0.0001 par value	CTOS.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
Financial Statements of Custom Truck One Source, L.P.
As previously reported, on April 1, 2021, Custom Truck One Source, Inc. (formerly Nesco Holdings, Inc.) (the “Company”) completed its acquisition (the “Acquisition”) of 100% of the partnership interests of Custom Truck One Source, L.P. (“Custom Truck”).
The Company is now providing additional standalone financial information of Custom Truck for periods prior to the Acquisition. Accordingly, the unaudited condensed consolidated balance sheets of Custom Truck and subsidiaries as of March 31, 2021 and December 31, 2020, and unaudited condensed consolidated statements of operations, partners’ equity and cash flows for the three-month periods ended March 31, 2021 and 2020, and the related notes thereto are furnished herewith as Exhibit 99.1. This standalone financial information does not reflect any adjustments as a result of the Acquisition. As a result, the financial information is not indicative of future results of the Company.
Investor Presentation
The Company posted an investor presentation to its website at www.investors.customtruck.com. A copy of these slides is attached hereto as Exhibit 99.2.
The information in Item 7.01 of this Form 8-K and the Exhibits hereto shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1
Unaudited condensed consolidated balance sheets of Custom Truck One Source, L.P. and subsidiaries as of March 31, 2021 and December 31, 2020, and unaudited condensed consolidated statements of operations, partners’ equity and cash flows for the three-month periods ended March 31, 2021 and 2020, and the related notes thereto

99.2	Investor Presentation
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 29, 2021	Custom Truck One Source, Inc.

/s/ Bradley Meader
Bradley Meader Chief Financial Officer